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                                                                   Exhibit 10.27

                                                                  Execution Copy


                    THIRD AMENDMENT TO MARKETING AGREEMENT
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    This Third Amendment to Marketing Agreement (this "Amendment"), dated as of
November 1, 2000, is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and eMachines, Inc. ("eMachines"), a Delaware corporation, with offices at 14350 Myford Drive, Suite 100, Irvine, California 92606. AOL and eMachines may be referred to individually as a "Party" and collectively as "Parties."

                                 INTRODUCTION
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    WHEREAS, AOL and eMachines have entered into that certain Marketing
Agreement, dated June 17, 1999, as amended by First Amendment to Marketing Agreement dated as of May 25, 2000 and Second Amendment to Marketing Agreement dated as of October 5, 2000 (including all exhibits thereto, the "Original Agreement"); and

    WHEREAS, the Parties desire to amend the terms of the Original Agreement to ensure the payment terms cover circumstances where a Qualified First Tier Registered Program Member or a Qualified Second Tier Registered Program Member obtains "free included" or "pre-paid" months of AOL Classic Service from any source that is in addition to the 3 Month Included Free Period obtained through the Three-Month Included Promo Offer set forth in Exhibit E of the Original Agreement.

    NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AOL and eMachines hereby agree to amend the Original Agreement in accordance with the following terms and conditions:

                                     TERMS
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1.  Section 4.1.  Section 4.1 of Exhibit E to the Original Agreement is hereby
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amended by being replaced in its entirety with the following language:

    "4.1  Qualified First Tier Registered Program Members.  For each person or
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          entity who is a Qualified First Tier Registered Program Member, AOL
          shall pay eMachines a promotional bounty of thirty-five dollars ($35.00), within thirty (30) days from the end of the month in which such qualification takes place. A "Qualified First Tier Registered Program Member" shall be any person or entity who is among the first seventy-five thousand (75,000) to register for the AOL Classic Service through a unique promo code identifier specific to eMachines and associated with the Three-Month Included Promo Offer (whether through Bundled Products, Three-Month Included Packaged Bundled Products, the MS OOBE or the Promo Icon), including such promo codes assigned to the Target Retailers under Section 2.8, during the Offer Term (subject to the last sentence of Section 5), and who pays the then-standard fees required for membership to such service through at least two (2) consecutive billing cycles after the initial three (3) months of the AOL Classic Service included for free upon registration has been completed (the "3 Month Included Free Period"). Notwithstanding the above, if a Qualified First Tier Registered Program Member obtains additional

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          months of AOL Classic Service at no cost to such member beyond the 3
          Month Included Free Period provided under this Three Month Included Promo Offer (the "Additional Free Months"), then such member shall qualify as and be considered a Qualified First Tier Registered Program Member if that member remains in "good-standing" through two (2) consecutive billing cycles after the 3 Month Included Free Period and AOL shall pay the bounty as set forth in the first sentence of this
          Section 4.1. A member shall be deemed to be in "good-standing" so long as the entire two (2) consecutive billing cycle period necessary to trigger the promotional bounty payment in this Section 4.1 has been paid for through (i) Additional Free Months, (ii) a member paying the then-standard fees required for membership to the AOL Classic Service, or (iii) some combination of Additional Free Months and member payments. Upon the qualification of the seventy-five thousandth (75,000/th/) Qualified First Tier Registered Program Member, the promotional bounty payment set forth in this Section 4.1 shall no longer apply, and all future promotional bounty payments for additional registrants under this Three-Month Included Promo Offer shall be paid in accordance with Section 4.2 below."

2.  Section 4.3.  Exhibit E to the Original Agreement is hereby amended by
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adding the following Section 4.3:

    "4.3  Qualified Second Tier Registered Program Members Obtaining Additional
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          Free Months.
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          a.  Notwithstanding Section 4.2 above, in the event that a Qualified
              Second Tier Registered Program Member obtains Additional Free Months, then such member shall qualify as and be considered a Qualified Second Tier Registered Program Member and eMachines shall be paid the promotional bounty set forth in Section 4.2(a) if that member remains in good-standing for one (1) billing cycle after the 3 Month Included Free Period. A member shall be deemed to be in "good-standing" so long as the one (1) billing cycle period necessary to trigger the promotional bounty payment in
              Section 4.2(a) has been paid for through (i) Additional Free Months, (ii) a member paying the then-standard fees required for membership to the AOL Classic Service, or (iii) some combination of Additional Free Months and member payments.

          b. Notwithstanding Section 4.2 above, in the event that a Qualified Second Tier Registered Program Member obtains Additional Free Months, then such member shall qualify as and be considered a Qualified Second Tier Registered Program Member and eMachines shall be paid the promotional bounty set forth in Section 4.2(b) if that member remains in good-standing for three (3) consecutive billing cycles after the 3 Month Included Free Period. A member shall be deemed to be in "good-standing" so long as the entire three (3) consecutive billing cycle period necessary to trigger the promotional bounty payment in Section 4.2(b) has been paid for through (i) Additional Free Months, (ii) a member paying the then-standard fees required for membership to the AOL Classic Service, or (iii) some combination of Additional Free Months and member payments.

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          c.  Notwithstanding Section 4.2 above, in the event that a Qualified
              Second Tier Registered Program Member obtains Additional Free Months, then such member shall qualify as and be considered a Qualified Second Tier Registered Program Member and eMachines shall be paid the promotional bounty set forth in Section 4.2(c) if that member remains in good-standing for nine (9) consecutive billing cycles after the 3 Month Included Free Period. A member shall be deemed to be in "good-standing" so long as the entire nine (9) consecutive billing cycle period necessary to trigger the promotional bounty payment in Section 4.2(c) has been paid for through (i) Additional Free Months, (ii) a member paying the then-standard fees required for membership to the AOL Classic Service, or (iii) some combination of Additional Free Months and member payments."

3.  Definitions.  Capitalized terms used but not defined herein shall have the
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meanings given thereto in the Original Agreement.

4.  Original Agreement.  Except as specifically amended and supplemented hereby,
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the Original Agreement remains in full force and effect.

5.  Counterparts. This Amendment may be executed in counterparts, each of which
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will be deemed an original and all of which together will constitute one and the same document.

    IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

AMERICA ONLINE, INC.                    eMACHINES, INC.


By: /s/ Eric L. Keller                  By: /s/ John Dickinson
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Print Name: Eric L. Keller              Print Name: John Dickinson
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Title: SVP, Business Affairs            Title: SVP
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